Exhibit 10.1

$550,000,000

CCO Holdings, LLC
CCO Holdings Capital Corp.

SENIOR FLOATING RATE NOTES DUE 2010

PURCHASE AGREEMENT

Dated December 1, 2004

December 1, 2004

Credit Suisse First Boston LLC
Citigroup Global markets Inc.
As Representatives of the Several Purchasers
c/o Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY 10010-3629

Ladies and Gentlemen:

CCO Holdings, LLC, a limited liability company organized under the laws of Delaware (the "Company"), and CCO Holdings Capital Corp., a Delaware corporation ("CCO Holdings Capital" and, together with the Company, the "Issuers") propose to issue and sell to the several parties named in Schedule I hereto (the "Purchasers"), for whom you (the "Representatives") are acting as representatives, $550,000,000 principal amount of its Senior Floating Rate Notes Due 2010 (the "Securities"). The Securities are to be issued under an indenture (the "Indenture"), to be dated as of the Time of Delivery (as defined below), between the Issuers and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The Securities will have the benefit of a registration rights agreement (the "Registration Rights Agreement"), to be dated as of the Time of Delivery, between the Issuers and the Purchasers, pursuant to which the Issuers will agree to offer in exchange for the Securities, new securities, registered under the Securities Act of 1933, as amended (the "Act"), but otherwise on terms substantially identical to the Securities (such registered Securities, the "Exchange Securities") under the Act subject to the terms and conditions therein specified. To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Purchasers, and the terms Representatives and Purchasers shall mean either the singular or plural as the context requires.

It is understood and agreed that all the representatives are joint book-running managers for the offering of the Notes (in such capacity, the "Joint Managers"). Any determinations or other actions to be made under this Agreement by the Joint Managers shall only require the consent of Credit Suisse First Boston LLC ("CSFB"). We collectively refer to this Agreement, the Indenture and the Registration Rights Agreement as the "Transaction Documents."

The sale of the Securities to the Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Issuers have prepared an offering circular, dated December 1, 2004 (the "Offering Circular"), it being understood that references to the Offering Circular refer to the version of such document to be prepared and delivered in connection with this agreement, including Sections 5(a) and (c) hereof. The Offering Circular sets forth certain information concerning the Issuers, the Company's subsidiaries and the Securities. The Issuers hereby confirm that they have authorized the use of the Offering Circular, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Purchasers.

    Representations and Warranties of the Issuers. The Issuers represent and warrant to, and agree with, each of the Purchasers that:
      (i) The Offering Circular and any amendments or supplements thereto will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Purchasers furnished in writing to the Issuers by or on behalf of a Purchaser through the Representative expressly for use therein;

      (ii) The disclosure in the Offering Circular with respect to the dispute with Paul G. Allen concerning the ownership of an interest in CC VIII, LLC will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      None of the Issuers or any of the Company's subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or limited liability company interests or long-term debt of the Issuers or any of the Company's subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members' or stockholders' equity or results of operations of Charter Communications, Inc. ("CCI"), Charter Communications Holding Company, LLC ("CCH LLC"), Charter Communications Holdings, LLC ("Holdings") CCH I, LLC and CCH II, LLC (collectively with CCI, CCH LLC, Holdings and CCH I, LLC, the "Parent Companies"), the Issuers or the Company's subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;
      Each of the Issuers and the Company's subsidiaries has good and marketable title to all real property and good and valid title to all personal property owned by it reflected as owned in the financial statements included or incorporated by reference in the Offering Circular, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers or any of the Company's subsidiaries; and any real property and buildings held under lease by the Issuers or the Company's subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuers or the Company's subsidiaries as the case may be;
      The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and CCO Holdings Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each of the Issuers has power and authority to own its properties and conduct its business as described in the Offering Circular and to execute, deliver and perform its obligations under this Agreement, and has been duly qualified as a foreign limited liability company or foreign corporation, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, members' or stockholders' equity or results of operations of the Issuers, the Company's subsidiaries, and the Parent Companies taken as a whole (a "Material Adverse Effect"); each of the Company's subsidiaries and the Parent Companies has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, in each case except such as would, individually or in the aggregate, not result in a Material Adverse Effect. CCO Holdings Capital has no subsidiaries;
      All the outstanding ownership interests of the Issuers have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding capital stock, limited liability company interests or partnership interests, as the case may be, of the Company and each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each a "Significant Subsidiary") have been duly and validly authorized and issued, are fully paid and nonassessable and (except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
      This Agreement has been duly authorized and executed by each of the Issuers;
      The Securities have been duly authorized and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to, and paid for, by the Purchasers in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers, entitled to the benefits provided by the Indenture and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;
      The Indenture has been duly authorized, and when executed and delivered by the Issuers (assuming the due execution and delivery thereof by the Trustee), will constitute a valid and legally binding instrument, enforceable against the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and at the Time of Delivery the Indenture will meet the requirements for qualification under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and the Indenture will conform in all material respects to the descriptions thereof in the Offering Circular;
      The Registration Rights Agreement to be entered into between the Issuers and the Purchasers, substantially in the form of Exhibit A hereto, has been duly authorized by the Issuers and, when executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the other parties thereto), will constitute the legal, valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms except that (i) the enforcement thereof may be subject, to (A) bankruptcy, insolvency, reorganization, and other laws of general applicability relating to, creditors' rights and (B) general principles of equity, and (ii) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations; and the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Circular;
      The Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized by the Issuers; and, when executed, authenticated, issued and delivered in accordance with the Indenture and Registration Rights Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee), will constitute valid and legally binding instruments entitled to the benefits provided by the Indenture and enforceable against the Issuers in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Exchange Notes will conform in all material respects to the description thereof in the Offering Circular;
      None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;
      Prior to the date hereof, none of the Issuers or any of their affiliates have taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers in connection with the offering of the Securities.
      The issue and sale of the Securities, the issuance of Exchange Securities and the compliance by the Issuers with all provisions of the Securities and the Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Issuers, any of the Company's subsidiaries or any of the Parent Companies is a party or by which the Issuers, any of the Company's subsidiaries or any of the Parent Companies is bound or to which any of the property or assets of the Issuers, any of the Company's subsidiaries or any of the Parent Companies is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers, any of the Company's subsidiaries or any of the Parent Companies or any of their respective properties, including, without limitation, the Act, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996, as amended (collectively, the "Cable Acts"), any order, rule or regulation of the Federal Communications Commission (the "FCC"), or the Order Instituting Cease and Desist Proceedings, Making Findings, and Imposing a Cease and Desist Order Pursuant to Section 21C of the Securities and Exchange Act of 1934, dated July 27, 2004, issued In the Matter of Charter Communications, Inc. (the "Cease and Desist Order"), except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Issuers from performing any of their respective obligations under the Securities or the Transaction Documents; nor will such action result in any violation of the certificate of formation or limited liability company agreement of the Company or the certificate of incorporation or bylaws of the CCO Holdings Capital; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts, any order, rule or regulation of the FCC or the Cease and Desist Order, for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by the Transaction Documents, except such consents, approvals, authorizations, registrations or qualifications as have been made or except as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and except such as will be made in the case of the Registration Rights Agreement or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD");
      None of the Issuers, the Company's subsidiaries or the Parent Companies is (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Issuers, any of the Company's subsidiaries, or any of the Parent Companies or any of their properties or assets, including, without limitation, the Cable Acts, any order, rule or regulation of the FCC or the Cease and Desist Order except, in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect;
      The statements set forth in the (i) Offering Circular under the caption "Description of the Notes," insofar as it purports to constitute a summary of the terms of the Securities and under the captions "Risk Factors," "Description of Certain Indebtedness," and "United States Federal Income Tax Considerations" will be accurate in all material respects; (ii) in the Annual Report included elsewhere in the Offering Circular for the Year Ended December 31, 2003, under the captions "Item 1. Business," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation - Liquidity and Capital Resources," "Item 10. Directors and Executive Officers of the Registrant," "Item 11. Executive Compensation," "Item 12. Security Ownership of Certain Beneficial Owners and Management", and "Item 13. Certain Relationships and Related Transactions" are accurate in all material respects; and (iii) in each of the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2004 and the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2004, in each case under the caption "Item 2. Liquidity and Capital Resources," insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein and to the extent not superceded by subsequent disclosure (including documents incorporated by reference into the Offering Circular), are accurate in all material respects;
      Other than as set forth in the Offering Circular, there are no legal or governmental proceedings (including, without limitation, by the FCC or any franchising authority) pending to which the Issuers, any of the Company's subsidiaries or the any of the Parent Companies is a party or of which any property of the Issuers, any of the Company's subsidiaries or the Parent Companies is the subject which, if determined adversely with respect to the Issuers, any of the Company's subsidiaries or any of the Parent Companies, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Issuers and except as disclosed in the Offering Circular no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
      Each of the Issuers, the Company's subsidiaries and the Parent Companies carry insurance (including, without limitation, self-insurance) in such amounts and covering such risks as in the reasonable determination of the Issuers is adequate for the conduct of their business and the value of their properties;
      Except as set forth in the Offering Circular, there is no strike, labor dispute, slowdown or work stoppage of the employees of the Issuers or any of the Company's subsidiaries which is pending or, to the best knowledge of the Issuers, threatened which would, individually or in the aggregate, have a Material Adverse Effect;
      When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter dealer quotation system;
      No registration under the Act of the Securities is required for the sale of the Securities to the Purchasers as contemplated hereby, assuming the accuracy of the representations of the Purchasers set forth in Section 3 hereof;
      The Issuers are not and after giving effect to the offering and sale of the Securities will not be, an "investment company" or any entity "controlled" by an "investment company" as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");
      Neither of the Issuers nor any of their affiliates, nor any person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers make no representation) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act;
      None of the Issuers, any of the Company's subsidiaries, any of the Parent Companies, or any person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers make no representation) has offered or sold, the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act with respect to the Securities and the Issuers, any affiliate of the Issuers and any person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers make no representation) have complied with and will implement the offering restriction within the meaning of such Rule 902;
      Within the preceding six months, none of the Issuers or any other person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers make no representation) has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Issuers will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Issuers, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Issuers by CSFB) is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;
      The consolidated financial statements (including the notes thereto) included or incorporated by reference in the Offering Circular present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis (except as otherwise noted therein). The selected historical financial data included or incorporated by reference in the Offering Circular present fairly in all material respects the information shown therein and, except with respect to the selected historical financial data for the calendar year ended December 31, 1999 (which has not been restated), have been prepared and compiled on a basis consistent with the audited financial statements included therein;
      The pro forma financial information included in the Offering Circular (i) will comply as to form in all material respects with the applicable requirements of Regulation S-X for Form S-1 promulgated under the Exchange Act, and (ii) has been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial information included in the Offering Circular are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;
    aa. KPMG LLP, who has certified the financial statements included or incorporated by reference in the Offering Circular, is a firm of independent public accountants as required by the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, based upon representations by such firm to us;
    bb. Each of the Issuers, the Company's subsidiaries and the Parent Companies own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, "Intellectual Property") necessary to conduct the business now or proposed to be operated by each of them as described in the Offering Circular, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Issuers, the Company's subsidiaries or the Parent Companies has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;
    cc. Except as described in the Offering Circular, the Issuers, the Company's subsidiaries and the Parent Companies have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Circular, except to the extent that the failure to so obtain or file would not, individually or in the aggregate, have a Material Adverse Effect;
    dd. The Issuers, the Company's subsidiaries and the Parent Companies have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Issuers or any of the Company's subsidiaries (other than those which the amount or validity thereof are currently being challenged in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant entity) that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;
    ee. The Issuers, the Company's subsidiaries and the Parent Companies maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
    ff. Except as described in the Offering Circular: (i) each of the franchises held by, or necessary for any operations of, the Issuers, the Company's subsidiaries and the Parent Companies that are material to the Issuers and the Company's subsidiaries, taken as a whole, is in full force and effect with no material restrictions or qualifications; (ii) to the best knowledge of the Issuers, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which would be reasonably likely to result, individually or in the aggregate, in any other material impairment of the rights of the Issuers, the Company's subsidiaries and the Parent Companies in such franchises; and (iii) the Issuers have no reason to believe that any franchise that is material to the operation of the Issuers, the Company's subsidiaries will not be renewed;
    gg. Each of the programming agreements entered into by, or necessary for any operations of the Issuers, the Company's subsidiaries and the Parent Companies that are material to the Issuers and the Company's subsidiaries, taken as a whole, is in full force and effect (or in any case where the Issuers and the Company's subsidiaries, on the one hand, and any suppliers of content, on the other hand, are operating in the absence of an agreement, such content providers and the Issuers and the Company's subsidiaries provide and receive service in accordance with terms that have been agreed to or consistently acknowledged or accepted by both parties, including, without limitation, situations in which providers or suppliers of content accept regular payment for the provision of such content); and to the best knowledge of the Issuers, no event has occurred (or with notice of lapse of time or both would occur) which would be reasonably likely to result in the early termination or non-renewal of any such programming agreements and which would, individually or in the aggregate, result in a Material Adverse Effect; no amendments or other changes to such programming agreements, other than amendments relating to intra-company transfers, extensions of termination dates or pricing adjustments, together with other changes that are not in the aggregate material, have been made to the copies of the programming agreements provided for the review of the Purchasers or their representatives;
    hh. The Issuers, the Company's subsidiaries and the Parent Companies (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;
    ii. Immediately after the consummation of this offering (including after giving effect to the execution, delivery and performance of this Agreement and the Indenture and the issuance and sale of the Securities), (i) the fair market value of the assets of each of Holdings, CCH I, LLC, CCH II, LLC, and the Issuers, each on a consolidated basis with its subsidiaries, exceeds and will exceed its liabilities, on a consolidated basis with its subsidiaries; (ii) the present fair saleable value of the assets of each of Holdings, CCH I, LLC, CCH II, LLC, and the Issuers, each on a consolidated basis with its subsidiaries, exceeds and will exceed its liabilities, on a consolidated basis with its subsidiaries; (iii) each of Holdings, CCH I, LLC, CCH II, LLC, and the Issuers, each on a consolidated basis with its subsidiaries, is and will be able to pay its debts, on a consolidated basis with its subsidiaries, as such debts respectively mature or otherwise become absolute or due; and (iv) each of Holdings, CCH I, LLC, CCH II, LLC, and the Issuers, on a consolidated basis with its subsidiaries, does not have and will not have unreasonably small capital with which to conduct its respective operations;
    jj. The Issuers and the Parent Companies each maintain a system of disclosure controls and procedures sufficient to ensure that material information relating to the Issuers and the Parent Companies, including their consolidated subsidiaries, is made known to each of them by others within those entities, particularly during the periods in which the periodic reports are being prepared;
    kk. There is, and has been, no failure on the part of the Issuers, the Company's subsidiaries or the Parent Companies, or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;
    ll. The statistical and market-related data included in the Offering Circular are based on or derived from sources that the Issuers believe to be reliable and accurate;
    mm. Except as referenced in the Transaction Documents, there are no contracts, agreements or understandings between the Issuers and any person granting such person the right to require either of the Issuers to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to any registration statement under the Act;
    nn. Subsequent to the execution and delivery of this Agreement, no "nationally recognized statistical rating organization" as such term is used for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed either of the Issuers that it is considering imposing) any condition (financial or otherwise) on either of the Issuers retaining any rating assigned to such Issuer or any securities of such Issuer or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of either Issuer or any securities of such Issuer; and
    oo. Each of the relationships and transactions specified in Item 404 of Regulation S-K that would have been required to be described in a Form 10-K have been so described in the Offering Circular (exclusive of any amendment or supplement thereto).
    Purchase and Sale. Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto, at an aggregate purchase price of $539,687,500, representing 98.125% of the gross proceeds thereof.
    Representations, Warranties and Covenants of the Purchasers. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with the Issuers that:
      It will offer and sell the Securities only (i) to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I of this Agreement;
      It is an institutional "accredited investor" within the meaning of Regulation D under the Act; and
      It has not offered and will not offer or sell the Securities by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) under the Act.
    Delivery and Payment.
      Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on December 15, 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Issuers or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Time of Delivery"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Purchasers against payment by the several Purchasers through the Representatives of the purchase price thereof to or upon the order of the Issuers by wire transfer payable in same-day funds to the account specified by the Issuers. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
      The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including, without limitation, the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(i) hereof, will be delivered at such time and date at the offices of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067 or such other location as the parties mutually agree (the "Closing Location"), and the Securities will be delivered to the Depository Trust Company, unless otherwise instructed by the Representatives, all at the Time of Delivery. A meeting will be held at the Closing Location at 6 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
    Agreements. The Issuers agree with each of the Purchasers:
      To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall not be approved by you promptly after reasonable notice thereof; to furnish you with copies thereof.
      Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Issuers shall not be required to qualify as a foreign corporation or limited liability company, as the case may be, or to file a general consent to service of process in any jurisdiction;
      To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of each of the Issuers with the independent accountants' reports in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance. Neither CSFB's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.
      During the period beginning from the date hereof and continuing until the date 90 days after the Time of Delivery, not to and not permit any of their affiliates or anyone authorized to act on behalf of the Issuers or their affiliates to, without the prior written consent of CSFB and Citigroup Global Markets Inc. offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of either of the Issuers that are substantially similar to the Securities other than as provided in the Registration Rights Agreement;
      Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;
      At any time when the Issuers are not subject to or in compliance with Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at the Issuers' expense, upon request, to holders of Securities and prospective purchasers of such securities information (the "Additional Issuers Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;
      If such documents are not then available on the Commission's EDGAR Database, to furnish or make electronically available to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, members' or stockholders' equity and cash flows of the Issuers and their consolidated subsidiaries certified by independent public accountants), and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make electronically available to holders of the Securities consolidated summary financial information of the Issuers and the Company's subsidiaries for such quarter in reasonable detail;
      If such documents are not then available on the Commission's EDGAR Database, during a period of three years from the date of the Offering Circular, to furnish or make electronically available to you, copies of all reports or other communications (financial or other) furnished to holders of ownership interests of the Issuers or CCI, and to furnish or make electronically available to you, as soon as they are available, of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Issuers or CCI is listed;
      During the period of two years after the Time of Delivery, the Issuers will not, and will not permit any of their "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities, which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;
      To use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";
      None of the Issuers or any of their affiliates, nor any person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers take no responsibility) will engage in any directed selling efforts with respect to the Notes in contravention of, and each of them will comply with, the applicable offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S;
      None of the Issuers or any of their affiliates, nor any person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers take no responsibility), will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States;
      None of the Issuers or any of their affiliates, nor any person authorized to act on their behalf (other than the Purchasers, as to whom the Issuers takes no responsibility) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act, except pursuant to the Registration Rights Agreement;
      Except as otherwise permitted by Regulation M under the Exchange Act, none of the Issuers or any of their affiliates will take, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities;
      The Issuers will use their best efforts prior to the Time of Delivery to cause the Securities to be eligible for the PORTAL trading system of the NASD.
    Agreement to Pay Certain Fees. The Issuers covenant and agree with the several Purchasers that the Issuers will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, the Transaction Documents, the Securities, the Blue Sky and Legal Investment Memoranda, closing documents (including, without limitation, any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including, without limitation, the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 6 and Sections 9 and 12 hereof; the Purchasers will pay all their own costs and expenses, including, without limitation, the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.
    Conditions to the Obligations of the Purchasers. The obligations of the Purchasers to purchase the Securities shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers herein are, at and as of the date hereof and the Time of Delivery, true and correct, the condition that the Issuers shall have performed all their obligations hereunder theretofore to be performed, and that the following additional conditions shall have been satisfied on or prior to the Closing Date:
      The Purchasers shall have received from Weil, Gotshal & Manges LLP, counsel for the Purchasers, such opinion or opinions, dated the Time of Delivery and addressed to the Purchasers, with respect to the issuance and sale of the Securities, the Transaction Documents, the Offering Circular (as amended or supplemented at the Time of Delivery) and other related matters as the Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
      Irell & Manella LLP, counsel for the Issuers, shall have furnished to you their written opinions, dated the Time of Delivery, substantially in the form of Annex II.
      Cole, Raywid & Braverman, L.L.P., special regulatory counsel to the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:
        The issue and sale of the Securities and the compliance by the Issuers with all the provisions of the Securities and the Transaction Documents and the consummation of the transactions herein and therein contemplated do not and will not contravene the Cable Acts or any order, rule or regulation of the FCC to which the Issuers or any of their Parent Companies or subsidiaries or any of their property is subject; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid. To the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent;
        To the best of such counsel's knowledge, no consent, approval, authorization or order of, or registration, qualification or filing with the FCC is required under the Cable Acts or any order, rule or regulation of the FCC to which the Issuers or any of their Parent Companies or subsidiaries or any of their property is subject and the compliance by the Issuers with all the provisions of the Securities, the Transaction Documents and the consummation of the transactions therein contemplated; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid; to the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent;
        The statements set forth in the Offering Circular under the caption "Risk Factors" under the subheading "Risks Relating to Regulatory and Legislative Matters," insofar as they constitute summaries of laws referred to therein, concerning the Cable Acts or the published rules, regulations and policies promulgated by the FCC thereunder, fairly summarize the matters described therein;
        To such counsel's knowledge based solely upon its review of publicly available records of the FCC and operational information provided by the Issuers' and their Parent Companies and subsidiaries' management, the Issuers and the Company's subsidiaries hold all FCC licenses for cable antenna relay services necessary to conduct the business of the Parent Companies, the Issuers and the Company's subsidiaries as currently conducted, except to the extent the failure to hold such FCC licenses would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and
        Except as disclosed in the Offering Circular and except with respect to rate regulation matters, and general rulemakings and similar matters relating generally to the cable television, industry, to such counsel's knowledge, based solely upon its review of the publicly available records of the FCC and upon inquiry of the Parent Companies', Issuers' and the Company's subsidiaries' management, during the time the cable systems of the Parent Companies, the Issuers and the Company's subsidiaries have been owned by the Parent Companies, the Issuers and the Company's subsidiaries (A) there has been no adverse FCC judgment, order or decree issued by the FCC relating to the ongoing operations of any of the Parent Companies, the Issuers or one of the Company's subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect; and (B) there are no actions, suits, proceedings, inquiries or investigations by or before the FCC pending or threatened in writing against or specifically affecting the Parent Companies, the Issuers or any of the Company's subsidiaries or any cable system of the Parent Companies, the Issuers or any of the Company's subsidiaries which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect;
      Curtis Shaw, Esq., General Counsel of the Company, shall have furnished to you his written opinion, dated as of the Time of Delivery, in form and substance satisfactory to you, to the effect that:
        Each subsidiary of the Company listed on a schedule attached to such counsel's opinion (the "Charter Subsidiaries") has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation; and all the issued shares of capital stock, limited liability company interests or partnership interests, as the case may be, of each Charter Subsidiary are set forth on the books and records of the Company and, except for those Charter Subsidiaries that are general partners, assuming receipt of requisite consideration therefor, are fully paid and nonassessable (in the case of corporate entities) and not subject to additional capital contributions (in the case of limited liability company entities and limited partnerships); and, except as otherwise set forth in the Offering Circular, and except for liens not prohibited under the credit agreements listed on such schedule, all outstanding shares of capital stock of each of the Charter Subsidiaries are owned by the Company, either directly or indirectly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;
        Each of the Issuers and the Charter Subsidiaries have been duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each jurisdiction set forth in a schedule to such counsel's opinion;
        To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Issuers, any of the Company's subsidiaries or any of the Parent Companies is party or of which any property of the Issuers, any of the Company's subsidiaries, or any of the Parent Companies is the subject, of a character required to be disclosed in a registration statement on Form S-1, which is not disclosed in the Offering Circular, except for such proceedings which are not likely to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth in the Offering Circular, no such proceedings are overtly threatened by governmental authorities or by others; and
        The issue and sale of the Securities and the compliance by the Issuers with all the provisions of the Securities and the Transaction Documents and the consummation of the transactions therein contemplated will not result in a violation of the provisions of the certificate of incorporation or by-laws, or certificate of formation or limited liability company agreement or partnership agreement, as the case may be, of any of the Issuers or the Charter Subsidiaries;
      As of the date of the Offering Circular and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;
      (i) None of the Issuers, any of the Company's subsidiaries or any of the Parent Companies shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular (for clarification purposes, this excludes any amendment or supplement to the Offering Circular on or after the date of this Agreement) there shall not have been any change in the capital stock, limited liability company interests, partnership interests or long-term debt of the Issuers or any of the Company's subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' or members' equity, or results of operations of the Issuers and the Company's subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of a majority in interest of the Purchasers including CSFB, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;
      Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any other debt securities or preferred stock issued or guaranteed by the Issuers by any "nationally recognized statistical rating organization," as such term is used by the Commission for purposes of Rule 436(g)(2) under the Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Notes or of any other debt securities or preferred stock issued or guaranteed by the Issuers (other than an announcement with positive implications of a possible upgrading).
      On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in CCI's Class A common stock on the Nasdaq National Market, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities or the declaration of a national emergency or war or the occurrence of any other calamity or crisis, if the effect of any such event specified in this clause (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Notes on the terms and in the manner contemplated in the Offering Circular;
      The Securities shall have been designated for trading on PORTAL;
      The Issuers shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of each Issuer satisfactory to you as to the accuracy of the representations and warranties of the Issuers herein at and as of such Time of Delivery, as to the performance by the Issuers of all their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (f) and (g) of this Section 7 and as to such other matters as you may reasonably request;
      The Issuers shall have executed each of the Transaction Documents; and
      There has been no material and adverse resolution relating to the dispute with Paul G. Allen concerning the ownership of an interest in CC VIII, LLC, as described in the offering memorandum of Charter Communications, Inc. dated November 22, 2004, relating to the 5.875% Convertible Senior Notes due 2009, including the SEC Reports (as defined therein), incorporated therein.
    Indemnification and Contribution.
      The Issuers will indemnify and hold harmless each Purchaser, its officers, partners, members, directors and its affiliates and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or Exchange Act Reports or Additional Issuers Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform its obligations under Sections 5(a) and 5(c) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.
      Each Purchaser will severally and not jointly indemnify and hold harmless the Issuers, its directors and officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser through CSFB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Circular furnished on behalf of each Purchaser: (i) the last paragraph of the cover page of the Offering Circular relating to the delivery of the Securities; and (ii) under the caption "Plan of Distribution, the paragraph relating to over-allotment, covering and stabilization transactions; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform its obligations under Sections 5(a) and 5(c) of this Agreement.
      Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
      If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Purchaser from the Issuers under this Agreement exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.
      The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuers within the meaning of the Act or the Exchange Act.
    Default by a Purchaser.
      If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers. that you have so arranged for the purchase of such Securities, or the Issuers notify you that they have so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.
      If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.
      If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuers, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.
    Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Issuers, or any officer or director or controlling person of the Issuers, and shall survive delivery of and payment for the Securities.
    Termination. If this Agreement shall be terminated pursuant to Section 9 hereof, the Issuers shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason other than a termination pursuant to Section 7(h), the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including, fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuers shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.
    Reliance and Notices. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by CSFB on behalf of you as Purchasers.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers (or any of them) shall be delivered or sent by mail, telex or facsimile transmission to you as Purchasers (or a Purchaser) to Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transactions Advisory Group, and if to the Issuers shall be delivered or sent by mail, telex or facsimile transmission to the address of the Issuers set forth in the Offering Circular, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers, and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Issuers and the Purchasers and each person who controls the Issuers or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.
    Timeliness. Time shall be of the essence in this Agreement.
    Applicable Law. This Agreement shall be governed by and construed in. accordance with the laws of the State of New York.
    Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Issuers. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

CCO HOLDINGS, LLC

By:
Name:
Title:

CCO HOLDINGS CAPITAL CORP.

By:
Name:
Title:

Accepted as of the date hereof

CREDIT SUISSE FIRST BOSTON LLC

Acting severally on behalf of themselves and the
several Purchasers named in Schedule I hereto.

By: Credit Suisse First Boston LLC

By:
Name:
Title:

SCHEDULE I

Purchasers	Principal Amount of Securities to be Purchased
Credit Suisse First Boston LLC	$192,500,000
Citigroup Global markets Inc.	$192,500,000
Banc of America Securities LLC	$55,000,000
Deutsche Bank Securities Inc.	$55,000,000
J.P. Morgan Securities Inc.	$55,000,000

ANNEX I

Selling Restrictions for Offers and
Sales outside the United States

(1)(a) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in. accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents and agrees that, except as otherwise permitted under Section 3(a)(i) of the Agreement to which this is an annex, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Purchaser represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 3(a)(i) of the Agreement to which this is an annex), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

"The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and April 27, 2004, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S."

(b) Each Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuers.

(c) Terms used in this section have the meanings given to them by Regulation S.

(2) Each Purchaser represents and agrees that:

(a) It has not offered or sold and prior to the expiry of the period of six months from the closing of the offering of the Securities, will not offer or sell any Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995.

(b) It has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any Securities or Exchange Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuers.

(c) It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities or Exchange Securities in, from or otherwise involving the United Kingdom.

(d) The offer in the Netherlands of the Securities or Exchange Securities is exclusively limited to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises).

(3) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with the express written consent of CSFB and then only at such Purchaser's own risk and expense.